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                      SARA LEE CORPORATION AND SUBSIDIARIES
                                                            EXHIBIT 10.3

                   AMENDMENT TO THE 1989 INCENTIVE STOCK PLAN


The 1989 Incentive Stock Plan was amended as follows:

Section 3.1 of the 1989 Incentive Stock Plan was amended by deleting the reference to "disinterested directors" and substituting in lieu thereof "Non-Employee Directors".


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